UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2024

Commission File Number 000-22496

RADIUS RECYCLING, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 400, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Schnitzer Steel Industries, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	RDUS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Accounting Officer

On January 30, 2024, the Board of Directors of Radius Recycling, Inc. (the “Company”) elected Stefano R. Gaggini, the Company’s Senior Vice President and Chief Financial Officer, to also serve as the Company’s interim Chief Accounting Officer, effective January 31, 2024, while the Company conducts a search for a permanent replacement for the Company’s prior Chief Accounting Officer.

Mr. Gaggini, 52, has been the Company’s Senior Vice President and Chief Financial Officer since September 2022. Prior to that, he served as the Company’s Vice President, Deputy Chief Financial Officer and Chief Accounting Officer from September 2018 until August 2022 and as the Company’s Vice President, Corporate Controller and Chief Accounting Officer from December 2013 until September 2018. Prior to joining the Company, Mr. Gaggini was a senior manager at KPMG LLP, where he served in various auditing roles from 1998 until 2013 in the Portland, Oregon and Zurich, Switzerland offices.

The selection of Mr. Gaggini to serve as the Company’s interim Chief Accounting Officer in addition to his current roles was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Gaggini and any director or executive officer of the Company, and there are no transactions between Mr. Gaggini and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Radius Recycling, Inc. 2024 Omnibus Incentive Plan

The Company held its 2024 annual meeting of shareholders (the “Annual Meeting”) on January 30, 2024 at which the Company’s shareholders approved the Radius Recycling, Inc. 2024 Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan authorizes the Compensation and Human Resources Committee of the Board of Directors of the Company to grant to directors, officers, employees, consultants and advisors of the Company and its affiliates incentive compensation, including incentive compensation measured by reference to the value of shares of the Company’s common stock. The material terms of the Omnibus Plan are described in the Company’s proxy statement filed with the Securities and Exchange Commission on December 15, 2023 (the “Proxy Statement”) under the heading “Proposal Five — Approval of the Radius Recycling, Inc. 2024 Omnibus Incentive Plan”, which description is incorporated herein by reference. The descriptions of the Omnibus Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Omnibus Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to change the corporate name of the Company from Schnitzer Steel Industries, Inc. to Radius Recycling, Inc. (the “Name Change”). On January 30, 2024, the Company effectuated the Name Change by filing articles of amendment of the Articles of Incorporation with the Oregon Secretary of State. The Company also amended and restated its Bylaws on the same day to reflect the Name Change. Copies of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated by reference herein. The only change to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws is the change of the Company’s corporate name from Schnitzer Steel Industries, Inc. to Radius Recycling, Inc. in each document.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, all proposals passed and each of the Company’s director nominees were elected. For more information on the following proposals submitted to shareholders, please see the Proxy Statement. Below are the final voting results.

Proposal No. 1 - Election of Directors

The Company’s shareholders elected Glenda J. Minor and Michael W. Sutherlin as Class III directors with terms expiring at the 2027 annual meeting of shareholders. The number of votes cast for or withheld and the broker non-votes were as follows:

Name	For	Withheld	Broker Non-Votes
Glenda J. Minor	22,194,351	1,117,604	1,381,609
Michael W. Sutherlin	21,441,164	1,870,791	1,381,609

Proposal No. 2 - Advisory Resolution on Executive Compensation

The Company’s shareholders voted, on an advisory basis, on the Company’s executive compensation as disclosed in the Proxy Statement, as follows:

For	Against	Abstain	Broker Non-Votes
21,653,740	1,465,670	192,545	1,381,609

Proposal No. 3 – Advisory Resolution on the Frequency of Future Shareholder Advisory Votes on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the frequency of future shareholder advisory votes on executive compensation, as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
19,887,060	29,425	3,368,354	27,116	1,381,609

In light of the voting results on the frequency described above, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.  The Company is required to hold votes on frequency every six years.

Proposal No. 4 - Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024, as follows:

For	Against	Abstain	Broker Non-Votes
23,278,133	1,383,281	32,150	-

Proposal No. 5 – Approval of the Radius Recycling, Inc. 2024 Omnibus Incentive Plan

The Company’s shareholders approved the Omnibus Incentive Plan, as follows:

For	Against	Abstain	Broker Non-Votes
11,641,813	11,272,374	397,768	1,381,609

Proposal No. 6 – Approval of an Amendment to the Articles of Incorporation to Change the Corporate Name to Radius Recycling, Inc.

The Company’s shareholders approved an amendment to the Articles of Incorporation to change the corporate name of the Company from Schnitzer Steel Industries, Inc. to Radius Recycling, Inc., as follows:

For	Against	Abstain	Broker Non-Votes
24,285,143	336,629	71,792	-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Articles of Incorporation.
3.2	Amended and Restated Bylaws.
10.1	Radius Recycling, Inc. 2024 Omnibus Incentive Plan. Filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-8 filed on January 30, 2024, and incorporated herein by reference.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS RECYCLING, INC.
(Registrant)

Dated: February 2, 2024	By:	/s/ James Matthew Vaughn
Name: James Matthew Vaughn
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary